                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 15, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-B
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           Delaware                  333-108506-03               33-0660404
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(State of Other Jurisdiction    (Commission file Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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       One Mack Centre Drive                                        07652
        Paramus, New Jersey                                       (Zip Code)
  (Address of Principal Executive
              Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

ITEM: 8.01  OTHER EVENTS

            Information relating to distributions to Noteholders for the August
            2004 Collection Period of the Registrant in respect of the Class A-1
            Asset Back Notes, the Class A-2 Asset Backed Notes, the Class A-3
            Asset Backed Notes and the Class A-4 Asset Backed Notes
            (collectively, the "Notes") issued by the Registrant. The
            performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the
            Servicer's Certificate for the referenced Collection Period.
            Certificates are provided to Noteholders pursuant to the Sale and
            Servicing Agreement dated as of July 1, 2004 between Long Beach
            Acceptance Auto Receivables Trust 2004-B, as Issuer, Long Beach
            Acceptance Receivables Corp. as Transferor, Long Beach Acceptance
            Corp., as Originator, Servicer and Custodian and Wells Fargo Bank
            National Association, as Back-up Servicer and Trust Collateral Agent

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (b) Exhibits

            Exhibit No. 99.1       Servicer's Certificate for the August 2004
                                   Collection Period for the September 15, 2004
                                   Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Senior Vice President and
    Chief Financial Officer

Dated: September 15, 2004